Exhibit 10.1

AMENDMENT NO. 2 TO TERM LOAN AGREEMENT
Dated as of July 17, 2024
among
KIMCO REALTY OP, LLC,
The Several Lenders
from time to time party hereto,
TORONTO DOMINION (TEXAS) LLC,
as Administrative Agent,
ROYAL BANK OF CANADA,
and
U.S. BANK NATIONAL ASSOCIATION,
as Syndication Agents
BNP PARIBAS
and
SCOTIA FINANCING (USA) LLC,
as Documentation Agents
TD SECURITIES (USA) LLC
as Sole Bookrunner and Joint Lead Arranger
and
ROYAL BANK OF CANADA
and
U.S. BANK NATIONAL ASSOCIATION,
as Joint Lead Arrangers

AMENDMENT NO. 2 TO TERM LOAN AGREEMENT
This AMENDMENT NO. 2 TO TERM LOAN AGREEMENT (this “Amendment No. 2”), dated as of July 17, 2024 (such date, the “Amendment Effective Date”), is by and among KIMCO REALTY OP, LLC, a Delaware limited liability company (the “Borrower”), TD BANK, N.A., as Lender and as resigning administrative agent, TORONTO DOMINION (TEXAS) LLC, as successor administrative agent for the Lenders defined below (the “Administrative Agent”), and Royal Bank of Canada, U.S. Bank National Association, BNP Paribas and Scotia Financing (USA) LLC (each, a “New Term Lender”, and, collectively, the “New Term Lenders”).  Reference is made to that certain Term Loan Agreement dated as of January 2, 2024, as amended by Amendment No. 1 to Term Loan Agreement dated as of May 3, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the several banks, financial institutions and other entities from time to time party thereto (collectively, the “Lenders”), and TD Bank, N.A., as administrative agent.  Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, the Borrower has requested, and the New Term Lenders have agreed, to make additional term loans under the Credit Agreement in an aggregate principal amount of $300,000,000, which are the same tranche as and governed by the same terms as the Term Loans;
WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Required Lenders (as defined in the Credit Agreement prior to giving effect to this Amendment No. 2 (the “Existing Credit Agreement”) party to this Amendment No. 2 consent to the amendments set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.  AMENDMENT TO CREDIT AGREEMENT.  As of the Amendment Effective Date, the Credit Agreement is hereby amended in accordance with Section 10.1 of the Credit Agreement as follows:
SECTION 1.01.  Amendments to Credit Agreement.
(a) The introductory paragraph is restated in its entirety to read as follows:
“TERM LOAN AGREEMENT, dated as of January 2, 2024 among KIMCO REALTY OP, LLC, a Delaware limited liability company (“Kimco” or the “Borrower”), the several banks, financial institutions and other entities from time to time parties to this Agreement (collectively, the “Lenders”), and Toronto-Dominion (Texas) LLC, a Delaware limited liability company, as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”).”

(b) The definition of “Commitment” in Section 1.1 is restated in its entirety to read as follows:

“Commitment”: for each Lender, (a) the obligation of such Lender to make a Term Loan to Borrower on the Effective Date on the terms and conditions set forth herein not exceeding the amount set forth for such lender on Schedule 1.1A as such Lender’s “Initial Commitment Amount” (the “Initial Commitment”) and (b) the obligation of such Lender to make a Term Loan to the Borrower on the Incremental Effective Date on the terms and conditions set forth herein not exceeding the amount set forth for such Lender on Schedule 1.1A as such Lender’s “Incremental Commitment Amount” (the “Incremental Commitment”).  The aggregate amount of the Initial Commitments on the Effective Date was $200,000,000 and the aggregate amount of the Incremental Commitments on the Incremental Effective Date is $300,000,000.

(c) The following definitions are added to Section 1.1 after the definition of “IBA”:

“Incremental Commitment”: as defined in the definition of “Commitment”.

“Incremental Commitment Amount”: as defined in the definition of “Commitment”.

“Incremental Effective Date”: the “Amendment Effective Date” as defined in the Second Amendment.

(d) The following definition is added to Section 1.1 after the definition of “Indemnified Taxes”:

“Initial Commitment”: as defined in the definition of “Commitment”.

(e) The definition of “Lead Arranger” in Section 1.1 is restated in its entirety to read as follows:

“Lead Arranger”: TD Securities (USA) LLC, Royal Bank of Canada and U.S Bank National Association, collectively.

(f) The following definition is added to Section 1.1 after the definition of “Sanctions”:

“Second Amendment”: Amendment No. 2 to Term Loan Agreement dated as of July 17, 2024 among the Borrower, the Administrative Agent and the Lenders party thereto.

(g) Section 2.2(a)(i) is restated in its entirety to read as follows:

(i) Generally.  On the Funding Date, TD Bank, N.A. made a term loan to the Borrower in the amount of $200,000,000.  Subject to the terms and conditions hereof and the Second Amendment, each Lender severally agrees to make an additional term loan to the Borrower in Dollars on the Incremental Effective Date in the amount requested by the Borrower, which shall not exceed such Lender’s Incremental Commitment.

(h) Schedule 9.3 is amended by deleting the words “referred to on the cover of this Agreement” in the first line of such section.

(i) Schedule 1.1A of the Credit Agreement is restated in its entirety by the Schedule 1.1A attached hereto.

SECTION 1.02.  Making of the New Term Loan.  On the Amendment Effective Date, each New Term Lender agrees to make a term loan (a “New Term Loan”) to the Borrower pursuant to Section 2.2(a)(i) of the Credit Agreement.  Such New Term Loans shall be subject to the same terms (including, without limitation, the same Maturity Date) and shall be considered the same tranche as and pari passu with the existing Loans under the Credit Agreement.  From and after the Amendment Effective Date, each reference to the Loans and Term Loans in the Credit Agreement (including, without limitation,  in the definition of “Required Lenders”) shall be deemed to include the New Term Loans made by each New Term Lender. Notwithstanding anything to the contrary provided in the Credit Agreement or otherwise, the New Term Loans shall be made as Term Benchmark Loans with an initial Interest Period ending on the same date as the Interest Period then-outstanding with respect to Loans made on the Funding Date.  From and after the making of the New Term Loans on the Amendment Effective Date, the Lenders and the outstanding principal amount of the Loans shall be as set forth on Schedule 2 attached hereto.
SECTION 1.03.  New Term Lenders.  From and after the Amendment Effective Date, each  New Term Lender shall be deemed to be a Lender for all purposes of the Credit Agreement, and each reference to the Lenders in the Credit Agreement (including, without limitation,  in the definition of “Required Lenders”) shall be deemed to include each New Term Lender.  Without limiting the generality of the foregoing, each New Term Lender and the Required Lenders confirm its consent to the appointment of Toronto Dominion (Texas) LLC, as the Administrative Agent in accordance with Article IX of the Credit Agreement.
SECTION 1.04.  Representations, Warranties and Agreements of New Term Lenders.  Each of the New Term Lenders (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 2 and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to become a Lender, (iii) from and after the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Incremental Commitments and New Term Loans, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment No. 2, and (v) it has, independently and without reliance upon the Administrative Agent, the Lead Arranger or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment No. 2; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Lead Arranger or any other Lender and their Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
SECTION 1.05.  Resignation and Appointment of Administrative Agent.  On the Amendment Effective Date, TD Bank, N.A. hereby resigns as Administrative Agent under the Credit Agreement and the Lenders hereby (including, for the avoidance of doubt, the Required Lenders (as defined in the Existing Credit Agreement)) appoint Toronto Dominion (Texas) LLC as the successor Administrative Agent in accordance with section 9.01(f) for all purposes under the Credit Agreement.  The Borrower hereby consents to such appointment of Toronto Dominion (Texas) LLC as the successor Administrative Agent.
SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER
In order to induce the Lenders and Administrative Agent to enter into this Amendment No. 2, the Borrower represents and warrants to each New Term Lender and the Administrative Agent as follows:
(i) The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform each of this Amendment No. 2, the Credit Agreement, as amended by this Amendment No. 2 (the “Amended Credit Agreement”) and the Notes described in Section 3D below (collectively, the “Amendment Documents”) and, to borrow the New Term Loans hereunder, and the Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of each Amendment Document and the borrowings of the New Term Loans on the terms and conditions of this Amendment No. 2.   Each Amendment Document has been duly executed and delivered on behalf of the Borrower;
(ii) Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, true and correct (after giving effect to any qualification therein) in all respects) on and as of the date hereof and will be true on and as of the Amendment Effective Date (after giving effect to the inclusion of this Amendment No. 2 as a “Loan Document’) as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; and
(iii) No Default or Event of Default has occurred and is continuing, or will occur after giving effect to this Amendment No. 2.
SECTION 3.  CONDITIONS TO EFFECTIVENESS
This Amendment No. 2 shall become effective on the Amendment Effective Date only upon the satisfaction of the following conditions precedent:
A.  The Borrower, the Administrative Agent, TD Bank, N.A. and the New Term Lenders and Required Lenders (as defined in the Existing Credit Agreement) shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.
B.  The Administrative Agent shall have received a secretary’s certificate from the Borrower (i) either confirming that there have been no changes to its organizational documents since January 2, 2024, or if there have been changes to the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to authorization of this Amendment No. 2, good standing of the Borrower and incumbency of officers with respect to this Amendment No. 2 and the transactions contemplated hereby;
C.  The Administrative Agent shall have received all reasonable and documented out-of-pocket costs and expenses for which the Borrower is responsible pursuant to Section 10.5 of the Credit Agreement and for which invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent for which the Borrower agrees it is responsible pursuant to Section 10.5 of the Credit Agreement), incurred in connection with this Amendment No. 2;
D.  Execution and delivery to the Administrative Agent by the Borrower in favor of each New Term Lender, if requested by such New Term Lender, of a Term Loan Note in an amount equal to its Incremental Commitment hereunder;
E.  Delivery to the Administrative Agent by Wachtell, Lipton, Rosen & Katz and Venable LLP, as counsel to the Borrower, of an opinion addressed to the New Term Lenders and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent;
F.  Payment by the Borrower of any agreed upon compensation to the Lead Arranger, the New Term Lenders and the Administrative Agent due and payable on the Amendment Effective Date in respect of the Incremental Commitments as set forth in a separate fee letter;
G.  Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, true and correct (after giving effect to any qualification therein) in all respects) on and as of the Amendment Effective Date as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;
H.  (i) No Default or Event of Default has occurred and is continuing on the Amendment Effective Date or after giving effect thereto and (ii) the Administrative Agent shall have received a certificate of the Borrower demonstrating compliance with each financial covenant set forth in paragraphs (a) through (f) of Section 7.1 of the Credit Agreement as if the ratio or amount referred to therein were to be calculated as of the most recent Test Period as to which a compliance certificate has been delivered pursuant to Section 6.2(b) of the Credit Agreement after giving pro forma effect to the incurrence of Indebtedness under the New Term Loans on the Amendment Effective Date, and the use of proceeds thereof; and
I.  The Administrative Agent and the New Term Lenders shall have received all documentation and other information regarding the Borrowers reasonably requested by them of the Borrowers in writing at least 10 Business Days prior to the Amendment Effective Date that is required in order to comply with their ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.
Upon satisfaction of the foregoing condition, the Administrative Agent shall deliver written notice to the Borrower and the New Term Lenders of the Amendment Effective Date.
SECTION 4.  ACKNOWLEDGEMENT AND CONSENT OF THE GUARANTOR
The Ultimate Parent (for purposes of this Amendment No. 2, the “Guarantor”) has read this Amendment No. 2 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 2, the obligations of the Guarantor under the Parent Guarantee dated as of January 2, 2024 (the “Guaranty”) and each of the other Loan Documents to which the Guarantor is a party shall not be impaired by this Amendment No. 2, and each of the Guaranty and the other Loan Documents to which the Guarantor is a party is, and shall continue to be, in full force and effect immediately after giving effect to this Amendment No. 2 and is hereby confirmed and ratified in all respects.
Each of the Guarantor and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranty will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment No. 2.
SECTION 5.  MISCELLANEOUS
A.  Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i) On and after the effective date of this Amendment No. 2, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.  This Amendment No. 2 shall be deemed to be a “Loan Document” under the Credit Agreement.
(ii) Except as specifically amended by this Amendment No. 2, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii) The execution, delivery and performance of this Amendment No. 2 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.
B.   Headings.  Section and subsection headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose or be given any substantive effect.
C.   Applicable Law.  THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
D.   Counterparts; Effectiveness.  This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart of a signature page to this Amendment No. 2 by telecopy or other electronic means in accordance with Section 10.12 of the Credit Agreement shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.
E.   Jurisdictions; Waivers.  The provisions of Section 10.16 and 10.18 of the Credit Agreement shall apply to this Amendment No. 2 and are hereby incorporated by reference.
[Signature Pages Follow]

[Lender Signature Pages on File with Administrative Agent]

[Schedules on File with Administrative Agent]